Exhibit 99.3

Delek Logistics Partners, LP
Index to Pro Forma Financial Statements

Unaudited Pro Forma Condensed Consolidated Financial Statements:

Unaudited Pro Forma Condensed Consolidated Statement of Income for three months ended March 31, 2020	3

Unaudited Pro Forma Condensed Consolidated Statement of Income for three months ended March 31, 2019	4

Unaudited Pro Forma Condensed Consolidated Statement of Income for year ended December 31, 2019	5

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	6

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Delek Logistics Partners, LP
Unaudited Pro Forma Condensed Consolidated Financial Statements
On March 31, 2020, Delek Logistics Partners, LP (the "Delek Logistics"), through its wholly owned indirect subsidiary DKL Permian Gathering, LLC ("DKL PG"), entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Delek US Holdings, Inc. ("Delek Holdings") and certain subsidiaries of Delek Holdings (such subsidiaries, the "Contributors"). Pursuant to the Contribution Agreement, DKL PG acquired (the "Acquisition") the principal assets of Contributors' crude oil gathering system located in Howard, Borden and Martin Counties, Texas (the "Big Spring Gathering System"), which excludes the Midland Connector System's assets which are under construction. Total consideration for the Acquisition was approximately $145.5 million, subject to certain post-closing adjustments, comprised of (i) $100 million in cash financed with borrowings under Delek Logistics' revolving credit facility and (ii) 5,000,000 newly issued common units of limited partnership interest in Delek Logistics (the "New Units").
The Unaudited Pro Forma Consolidated Financial Statements of Delek Logistics consist of a Condensed Consolidated Statements of Income for the year ended December 31, 2019 and the three-month periods ended March 31, 2020 and March 31, 2019, which reflect Delek Logistics' acquisition of Big Spring Gathering System as if it occurred on January 1, 2019. The Unaudited Pro Forma Condensed Consolidated Financial Statements included herein have been derived from the following carve-out financial statements of Big Spring Gathering System:

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the audited financial statements of Big Spring Gathering System as of and for the year ended December 31, 2019 set forth in Exhibit 99.1 to Delek Logistics' Current Report on Form 8-K/A filed with the U.S. Securities and Exchange Commission ("SEC") on June 10, 2020; and

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the unaudited interim financial statements of Big Spring Gathering System as of March 31, 2020 and for the three months ended March 31, 2020 and March 31, 2019 set forth in Exhibit 99.2 to Delek Logistics' Current Report on Form 8-K/A filed with the SEC on June 10, 2020.

The unaudited pro forma condensed consolidated financial information has been prepared for illustrative purposes only and is not necessarily indicative of our financial position or results of operations, nor is such unaudited pro forma condensed consolidated financial information necessarily indicative of the results to be expected for any future period. The pro forma adjustments are based on estimates and currently available information and assumptions that management believes are reasonable. The unaudited notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements provide a detailed discussion of how such adjustments were derived and presented in the unaudited pro forma financial information.
The unaudited pro forma condensed consolidated financial information and related notes thereto were derived from and should be read in conjunction with the historical consolidated financial statements and related notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 28, 2020 and the historical condensed consolidated financial statements and related notes thereto included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on May 8, 2020.

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Delek Logistics Partners, LP
Unaudited Pro Forma Condensed Consolidated Statement of Income
(in thousands)

	Three months ended March 31, 2020
	Delek Logistics Partners, LP	Big Spring Gathering System	Pro Forma Adjustments		Delek Logistics Partners, LP Pro Forma
Net revenues:
Affiliates	$106,699	$4,172	$(679)	(a)	$110,192
Third party	56,702	—	—		56,702
Net revenues	163,401	4,172	(679)		166,894
Cost of sales:
Cost of materials and other	101,293	—	—		101,293
Operating expenses (excluding depreciation and amortization presented below)	13,954	1,505	—		15,459
Depreciation and amortization	5,803	3,319	—		9,122
Total cost of sales	121,050	4,824	—		125,874
Operating expenses related to wholesale business (excluding depreciation and amortization presented below)	790	—	—		790
General and administrative expenses	6,130	1,523	(679)	(a)	6,974
Depreciation and amortization	496	—	—		496
Other operating income, net	(107)	—	—		(107)
Total operating costs and expenses	128,359	6,347	(679)		134,027
Operating income (loss)	35,042	(2,175)	—		32,867
Interest expense, net	11,824	—	—		11,824
Other income, net	—	(27)	—		(27)
Income from equity method investments	(5,553)	—	—		(5,553)
Total non-operating expenses, net	6,271	(27)	—		6,244
Income (loss) before income tax expense	28,771	(2,148)	—		26,623
Income tax expense (benefit)	975	(493)	493	(b)	975
Net income (loss)	$27,796	$(1,655)	$(493)		$25,648
Net income (loss) attributable to unit holders	$27,796	$(1,655)	$(493)		$25,648
See accompanying notes to unaudited pro forma condensed consolidated financial statements

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Delek Logistics Partners, LP
Unaudited Pro Forma Condensed Consolidated Statement of Income
(in thousands)

	Three months ended March 31, 2019
	Delek Logistics Partners, LP	Big Spring Gathering System	Pro Forma Adjustments		Delek Logistics Partners, LP Pro Forma
Net revenues:
Affiliates	$62,965	$976	$(1,512)	(a)	$62,429
Third party	89,518	—	—		89,518
Net revenues	152,483	976	(1,512)		151,947
Cost of sales:
Cost of materials and other	96,265	—	—		96,265
Operating expenses (excluding depreciation and amortization presented below)	15,307	1,404	—		16,711
Depreciation and amortization	6,124	1,413	—		7,537
Total cost of sales	117,696	2,817	—		120,513
Operating expenses related to wholesale business (excluding depreciation and amortization presented below)	751	—			751
General and administrative expenses	4,473	1,542	(1,512)	(a)	4,503
Depreciation and amortization	450	—	—		450
Other operating expense, net	2	—	—		2
Total operating costs and expenses	123,372	4,359	(1,512)		126,219
Operating income (loss)	29,111	(3,383)	—		25,728
Interest expense, net	11,301	1,009	—		12,310
Other income, net	(1,951)	—	—		(1,951)
Income from equity method investments	—	—	—		—
Total non-operating expenses, net	9,350	1,009	—		10,359
Income (loss) before income tax expense	19,761	(4,392)	—		15,369
Income tax expense (benefit)	65	(942)	942	(b)	65
Net income (loss)	$19,696	$(3,450)	$(942)		$15,304
Net income (loss) attributable to unit holders	$19,696	$(3,450)	$(942)		$15,304
See accompanying notes to unaudited pro forma condensed consolidated financial statements

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Delek Logistics Partners, LP
Unaudited Pro Forma Condensed Consolidated Statement of Income
(in thousands)

	Year ended December 31, 2019
	Delek Logistics Partners, LP	Big Spring Gathering System	Pro Forma Adjustments		Delek Logistics Partners, LP Pro Forma
Net revenues:
Affiliates	$261,014	$9,852	$(5,388)	(a)	$265,478
Third party	322,978	—	—		322,978
Net revenues	583,992	9,852	(5,388)		588,456
Cost of sales:
Cost of materials and other	336,473	—	—		336,473
Operating expenses (excluding depreciation and amortization presented below)	71,341	5,839	—		77,180
Depreciation and amortization	24,893	8,970	—		33,863
Total cost of sales	432,707	14,809	—		447,516
Operating expenses related to wholesale business (excluding depreciation and amortization presented below)	2,816	—	—		2,816
General and administrative expenses	20,815	6,227	(5,388)	(a)	21,654
Depreciation and amortization	1,808	—	—		1,808
Other operating expense (income), net	34	(3)	—		31
Total operating costs and expenses	458,180	21,033	(5,388)		473,825
Operating income (loss)	125,812	(11,181)	—		114,631
Interest expense, net	47,328	4,692	—		52,020
Other expense (income), net	600	(54)	—		546
Income from equity method investments	(19,832)	—	—		(19,832)
Total non-operating expenses, net	28,096	4,638	—		32,734
Income (loss) before income tax expense	97,716	(15,819)	—		81,897
Income tax expense (benefit)	967	(3,516)	3,516	(b)	967
Net income (loss)	$96,749	$(12,303)	$(3,516)		$80,930
Net income (loss) attributable to unit holders	$96,749	$(12,303)	$(3,516)		$80,930
See accompanying notes to unaudited pro forma condensed consolidated financial statements

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Delek Logistics Partners, LP
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
Note 1 - Basis of Presentation
The unaudited pro forma condensed consolidated financial information presents the application of pro forma adjustments to our historical financial statements to reflect (i) the Acquisition and (ii) the payment of estimated expenses in connection with the Acquisition. The unaudited pro forma condensed consolidated statements of income for three months ended March 31, 2020 and 2019 and the year ended December 31, 2019 give effect to the Acquisition as if it had occurred on January 1, 2019.
Note 2 - Pro Forma Net Income
(a) Reflects the elimination of intercompany revenue and expenses between Delek Logistics and Big Spring Gathering System for certain management fees.
(b) Reflects the elimination of the income tax expense to reflect that Delek Logistics and DKL Permian Gathering, LLC are pass-through non-taxable entities.

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